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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 10, 2003
               (DATE OF EARLIEST EVENT REPORTED: APRIL 10, 2003)

                         COMMISSION FILE NUMBER 1-11680

                             ---------------------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               4 GREENWAY PLAZA                                    77046
                HOUSTON, TEXAS                                   (Zip Code)
   (Address of Principal Executive Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (832) 676-6152

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ITEM 5.           OTHER EVENTS

         We have filed this Current Report to file consents from experts with respect to reports incorporated by reference into our Registration Statement on Form S-3 (File No. 333-81772).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                  Each exhibit identified below is filed as part of this report.

                       23.1     Consent of PricewaterhouseCoopers LLP

                       23.2     Consent of Netherland, Sewell & Associates, Inc.






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                         EL PASO ENERGY PARTNERS, L.P.
                                  EXHIBIT LIST

Exhibit No.             Description
-----------             -----------
   Each exhibit identified below is filed as part of this report.

   23.1        Consent of PricewaterhouseCoopers LLP

   23.2        Consent of Netherland, Sewell & Associates, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EL PASO ENERGY PARTNERS, L.P.,
                                         By El Paso Energy Partners Company,
                                         its general partner

Date: April 10, 2003                  By:      /s/ KATHY A. WELCH
                                         ------------------------------------
                                                   Kathy A. Welch
                                           Vice President and Controller
                                           (Principal Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   23.1        Consent of PricewaterhouseCoopers LLP

   23.2        Consent of Netherland, Sewell & Associates, Inc.